Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amendment to Quarterly Report of Cardiff Lexington Corp. (the “Company”) on Form 10-Q for the quarter ended March 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alex Cunningham, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act of 1934; and

2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 29, 2018

By: /s/ Alex Cunningham
Chief Executive Officer and Principal Accounting Officer